                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 1999

                                URS CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                   1-7567               94-1381538
(State or other jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)            File Number)        Ide
ntification No.)


100 California Street, Suite 500, San Francisco, California      94111-4529
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (415) 774-2700

                                     None
        (Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits.

          (a) Financial Statements of Dames & Moore Group are included as
              Exhibit 99.2 to this Form 8-K/A.

          (b) Unaudited Pro Forma Combined Financial Information of URS and Dames & Moore (filed as Exhibit 99.1 to URS Corporation's Current Report on Form 8-K, dated May 7, 1999, and incorporated herein by reference).

          (c) Exhibits:

              Exhibit
              -------
              Number    Exhibit
              -----     -------
                2.1     Agreement and Plan of Merger, dated May 5, 1999, by and
                        among Dames & Moore Group, URS Corporation and Demeter
                        Acquisition Corporation (filed as Exhibit 2.1 to URS
                        Corporation's Current Report on Form 8-K, dated May 7,
                        1999 and incorporated herein by reference).

              * 2.2     Credit Agreement, dated June 9, 1999, by and between
                        Wells Fargo Bank, N.A. and URS Corporation.

              * 2.3     Note Purchase Agreement, dated June 9, 1999, by and between
                        Morgan Stanley Senior Funding, Inc. and URS Corporation.

              * 2.4 Securities Purchase Agreement, dated May 5, 1999, by and between RCBA Strategic Partners, L.P. and URS Corporation.

               23.1     Consent of KPMG LLP, dated August 4, 1999.

               99.1     Press Release, dated June 9, 1999 (filed as Exhibit
                        (a)(12) to URS Corporation's Schedule 14D-1 dated May
                        11, 1999, as amended, and incorporated herein by reference).

               99.2     Financial Statements of Dames & Moore Group.

                           Independent Auditors' Report.

                           Consolidated Statements of Financial Position as of March
                           26, 1999 and March 27, 1998.

                           Consolidated Statements of Operations for the years ended
                           March 26, 1999, March 27, 1998 and March 28, 1997.

                           Consolidated Statements of Changes in Shareholders' Equity
                           for the years ended March 26, 1999, March 27, 1998 and
                           March 28, 1997.

                           Consolidated Statements of Cash Flows for the years ended
                           March 26, 1999, March 27, 1998 and March 28, 1997.

                           Notes to Consolidated Financial Statements.

                           Supplementary Financial Information--Selected Quarterly
                           Financial Data.

                           Schedule II--Valuation and Qualifying Accounts.

               99.3     Computation of Ratio of Earnings to Fixed Charges and
                        Combined Fixed Charges for Dames & Moore Group.

              -------------------
              *  Previously filed.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      URS CORPORATION


                                      By:  /s/ Kent P. Ainsworth
                                           ------------------------------
                                           Kent P. Ainsworth
                                           Executive Vice President
                                           Chief Financial Officer and Secretary

                                           Dated:  August 4, 1999

                                 EXHIBIT INDEX

Exhibit
-------
Number    Exhibit
------    -------
 2.1       Agreement and Plan of Merger, dated May 5, 1999, by and among Dames &
           Moore Group, URS Corporation and Demeter Acquisition Corporation
           (filed as Exhibit 2.1 to URS Corporation's Current Report on Form
           8-K, dated May 7, 1999, and incorporated herein by reference).

*2.2       Credit Agreement, dated June 9, 1999, by and between Wells Fargo Bank,
           N.A. and URS Corporation.

*2.3       Note Purchase Agreement, dated June 9, 1999, by and between Morgan
           Stanley Senior Funding, Inc. and URS Corporation.

*2.4       Securities Purchase Agreement, dated May 5, 1999, by and between RCBA
           Strategic Partners, L.P. and URS Corporation.

23.1      Consent of KPMG LLP, dated August 4, 1999.

99.1      Press Release, dated June 9, 1999 (filed as Exhibit (a)(12) to URS
          Corporation's Schedule 14D-1 dated May 11, 1999, as amended, and incorporated herein by reference).

99.2      Financial Statements of Dames & Moore Group.

             Independent Auditors' Report.

             Consolidated Statements of Financial Position as of March 26, 1999 and
             March 27, 1998.

             Consolidated Statements of Operations for the years ended March 26, 1999, March 27, 1998 and March 28, 1997.

             Consolidated Statements of Changes in Shareholders' Equity for the years ended March 26, 1999, March 27, 1998 and March 28, 1997.

             Consolidated Statements of Cash Flows for the years ended March 26,
             1999, March 27, 1998 and March 28, 1997.

             Notes to Consolidated Financial Statements.

             Supplementary Financial Information--Selected Quarterly Financial Data.

             Schedule II--Valuation and Qualifying Accounts.

99.3      Computation of Ratio of Earnings to Fixed Charges and Combined Fixed
          Charges for Dames & Moore Group.

----------------------
*    Previously filed.